UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2005

                          WaveRider Communications Inc.
             (Exact name of registrant as specified in its charter)


              Nevada                       000-25680              33-0264030
---------------------------------   -----------------------  -------------------
   (State or other jurisdiction     Commission File Number:     (IRS Employer
of incorporation or organization)                            Identification No.)


         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
                    (Address of principal executive offices)


                                 (416) 502-3200
              (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      On December 9, 2005, WaveRider Communications Inc. ("WaveRider"), sold, at face value, $250,000 in Convertible Promissory Notes to Wave Wireless Corporation ("Wave Wireless"). The Notes bear interest at eight percent (8%) per annum and mature on June 7, 2006. The cash proceeds of the sale are to be used for working capital purposes by WaveRider.

      As previously announced, WaveRider and Wave Wireless have signed a Letter of Intent for a potential merger. Finalization of the proposed merger is subject to certain conditions, including execution of a definitive merger agreement and approval of WaveRider's shareholders.


ITEM 9.01    Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.    Description
-----------    -----------
10.1           Convertible Promissory Note Agreement between WaveRider
               Communications Inc. and Wave Wireless Corporation.



                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Date: December 13, 2005


                                        WaveRider Communications Inc.


                                        By:  /s/ Charles W. Brown
                                             -------------------------------
                                             Charles W. Brown
                                             Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
10.1           Convertible Promissory Note Agreement between WaveRider
               Communications Inc. and Wave Wireless Corporation.